                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, J. Ram Ajjarapu, the Chief Executive Officer of International
Energy Holdings Corp. (the "Company"), DO HEREBY CERTIFY that:

     1. The Company's Quarterly Report on Form 10-Q for the quarter ended March
31, 2009 (the "Report"), fully complies with the requirements of Section 13(a)
of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this
14th day of May 2009.

/s/ J. Ram Ajjarapu
-------------------
J. Ram Ajjarapu
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to International Energy Holdings Corp. and will be retained by
International Energy Holdings Corp and furnished to the Securities and Exchange
Commission or its staff upon request.